[HOTEL INFORMATION SYSTEMS GRAPHIC]                                [MAI GRAPHIC]

                                                                    NEWS RELEASE

FOR RELEASE TUESDAY, MAY 1, 2003 AT 4:00 P.M. EDT

CONTACTS:     W. BRIAN KRETZMER                     JAMES W. DOLAN
              MAI SYSTEMS CORPORATION               MAI SYSTEMS CORPORATION
              Chief Executive Officer               Chief Financial Officer
              949.598.6160                          949.598.6404
              brian.kretzmer@maisystems.com         james.dolan@maisystems.com

            MAI SYSTEMS REPORTS FISCAL YEAR 2003 FIRST QUARTER PROFIT

LAKE FOREST, CA (MAY 1, 2003) . . . MAI Systems Corporation (AMEX: NOW) announced today that its 2003 first quarter revenue, net income, and income per share were $5.2 million, $0.3 million, and $0.02 respectively. This compares to $5.7 million, $0.3 million, and $0.02 for the same period last year.

MAI Chief Executive Officer W. Brian Kretzmer commented, "We have been able to maintain our operation in difficult times through aggressive cost actions and strategic relationships with our customers. Market interest in our products continues and our focus remains consistent; applying our expertise to solve the challenges of the enterprise."

ABOUT MAI SYSTEMS CORPORATION

MAI Systems is a worldwide provider of total information system solutions and to the hospitality, resort and destination market. Headquartered in Lake Forest, California, MAI has worldwide offices for sales and service. For information on the Company's innovative hospitality solutions, call toll-free 1.800.497.0532, or visit the Hotel Information Systems website at www.hotelinfosystems.com or the MAI website at www.maisystems.com.


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Certain statements in this news release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, declining economic conditions, including a slowdown or recession; future terrorist activities affecting the hospitality industry; the Company's ability to retain and increase revenue from existing clients and to execute agreements with new clients; the successful implementation of strategic relationships with other vendors and service providers; the competitive nature of the market for our software products and services; rapid technological change in the software industry and possible delays in development or shipment of new versions of key product lines; the Company's ability to attract and retain qualified technical and management personnel; inability to control costs; changes in our product pricing; changes in business strategy or development plans; and other factors set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and other interim reports filed from time to time with the Securities and Exchange Commission. Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                  TABLE FOLLOWS

                               MORE - MORE - MORE

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                             MAI SYSTEMS CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                   For the Three Months Ended March 31,
                                                    (in thousands, except per share
                                                                 data)
                                                           2002           2003
                                                           ----           ----
Revenue:
  Software                                               $  1,267      $  1,130
  Network and computer equipment                              269           149
  Services                                                  4,196         3,907
                                                         --------      --------
     Total revenue                                          5,732         5,186
Direct costs:
  Software                                                    157           207
  Network and computer equipment                              203            91
  Services                                                  1,620         1,174
                                                         --------      --------
     Total direct costs                                     1,980         1,472
     Gross profit                                           3,752         3,714
Selling, general and administrative expenses                2,074         2,531
Research and development costs                              1,008           682
Amortization of intangibles                                    64            --
Other operating income                                         (1)          (51)
                                                         --------      --------
     Operating income                                         607           552
Interest income                                                 2             1
Interest expense                                             (386)         (350)
                                                         --------      --------
Income from continuing operations before income
  taxes                                                       223           203
Income tax expense (benefit)                                   (3)           59
                                                         --------      --------
Income from continuing operations                             220           262
Income from discontinued operations                           106            --
                                                         --------      --------
     Net income                                          $    326      $    262
                                                         ========      ========
Income per share:
  Continuing Operations:
     Basic income  per share                             $   0.02      $   0.02
                                                         ========      ========
     Diluted income per share                            $   0.02      $   0.02
                                                         ========      ========
  Discontinued Operations:
     Basic income per share                              $   0.01      $   0.00
                                                         ========      ========
     Diluted income per share                            $   0.01      $   0.00
                                                         ========      ========
  Net income per share:
     Basic income per share                              $   0.02      $   0.02
                                                         ========      ========
     Diluted income per share                            $   0.02      $   0.02
                                                         ========      ========

Weighted average common shares used in determining income per share:

Basic                                                      13,656        14,426
                                                         ========      ========
Diluted                                                    13,663        14,876
                                                         ========      ========


              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.



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